UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2010 (December 22, 2010)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9317	04-6558834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)  (Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE EXPECT TO COMPLETE BY JUNE 30, 2011, THE SALE OF SIX OF THE 27 PROPERTIES THAT WE PREVIOUSLY AGREED TO SELL TO SENIOR HOUSING PROPERTIES TRUST, OR SNH, BUT HAVE NOT YET SOLD.  THE CLOSINGS OF THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS TO BE SATISFIED, SOME OR ALL OF THESE SALES MAY BE DELAYED AND MAY NOT OCCUR.  ALSO, WE AND SNH MAY DECIDE TO ACCELERATE THESE CLOSINGS OR SOME OF THEM.

OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ARE DESCRIBED UNDER THE CAPTION “RISK FACTORS” IN EACH OF OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2009, AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ITEM. 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported in a Current Report on Form 8-K dated November 18, 2010, or the November 18 Current Report, filed by CommonWealth REIT, or we, our or us, we agreed to sell 27 properties which are majority leased as medical office, clinic and biotech laboratory buildings, or MOBs, to Senior Housing Properties Trust, or SNH, pursuant to a series of agreements, or the Purchase and Sale Agreements, each dated as of November 12, 2010.  The Purchase and Sale Agreements are more fully described in the November 18 Current Report.

On December 22, 2010, we sold 19 of the 27 MOBs we agreed to sell to SNH.  We had previously sold in November 2010, two of those 27 MOBs to SNH.  The aggregate sales prices for the MOBs we sold to SNH on December 22, 2010 and in November 2010 were approximately $374.1 million, excluding closing costs.  We expect the remaining sales to be completed by June 30, 2011. These sales are subject to various closing conditions and contingencies typical of large commercial real estate transactions.  As a result, some or all of these remaining sales may be delayed or may not occur. Also, we and SNH may agree to accelerate the remaining sales or some of them.  Please refer to the November 18 Current Report and to our filings with the Securities and Exchange Commission referred to therein for further information regarding these sales.

SNH was our 100% owned subsidiary until SNH’s common shares were distributed to our shareholders in 1999.  We and SNH are both managed by Reit Management & Research LLC, or RMR.  One of our Managing Trustees, Barry M. Portnoy, is the Chairman and majority beneficial owner of RMR.  Our other Managing Trustee, Adam D. Portnoy, beneficially owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of SNH, and Frederick N. Zeytoonjian serves as an Independent Trustee of both us and SNH.  Our and SNH’s executive officers are also officers of RMR.  For more information about the relationships among us, our Trustees, SNH, RMR, other companies to which RMR provides management services and certain other related parties, and risks which arise from these relationships, please refer to the November 18 Current Report and our other filings with the Securities and Exchange Commission,

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including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), our Proxy Statement dated February 23, 2010 relating to our 2010 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), and Item 1.01 in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2010.

ITEM. 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b)                               Pro Forma Financial Information.  This Form 8-K includes the pro forma effect of the sale of 21 MOB properties we have sold and six MOB properties we expect to sell by June 30, 2011.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2010	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009	F-4
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2008	F-5
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2007	F-6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-7

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  December 27, 2010

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COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, reflects our financial position as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on September 30, 2010. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2010, and the years ended December 31, 2009, 2008 and 2007 present our results of operations as if only the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2009, 2008 and 2007, respectively.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the nine months ended September 30, 2010, included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, and our financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K for such year.

The unaudited pro forma financial statements reflect the sale of 21 MOB properties and six MOB properties we expect to sell by June 30, 2011 to SNH.  These unaudited pro forma financial statements are provided for informational purposes only and upon completion of these sales, our financial position and results of our operations may be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the sale of any of the properties we expect to be sold are not completed as planned.  Differences could also result from, among other matters, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2010.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2010

(dollars in thousands)

		Pro Forma Adjustments
	Historical	Completed Sales to SNH (A)	Pending Sales to SNH (B)	Pro Forma
ASSETS:
Real estate properties	$6,389,288	$(296,195)	$(70,059)	$6,023,034
Accumulated depreciation	(911,211)	70,456	18,064	(822,691)
	5,478,077	(225,739)	(51,995)	5,200,343
Properties held for sale	8,297	—	—	8,297
Acquired real estate leases, net	179,357	(846)	(1,034)	177,477
Equity investments	173,721	—	—	173,721
Cash and cash equivalents	174,723	373,495	95,870	644,088
Other assets, net	359,600	(10,720)	(5,624)	343,256
	$6,373,775	$136,190	$37,217	$6,547,182

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Revolving credit facility	$—	$—	$—	$—
Senior unsecured debt, net	2,474,116	—	—	2,474,116
Mortgage notes payable, net	352,575	—	—	352,575
Other liabilities related to properties held for sale	11	—	—	11
Acquired real estate lease obligations, net	43,513	(97)	—	43,416
Other liabilities	189,715	787	217	190,719
Shareholders’ equity	3,313,845	135,500	37,000	3,486,345
	$6,373,775	$136,190	$37,217	$6,547,182

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income

Nine Months Ended September 30, 2010

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Completed Sales to SNH (C)	Pending Sales to SNH (D)	Pro Forma
REVENUES:
Rental income	$644,725	$(35,618)	$(9,302)	$599,805

EXPENSES:
Operating expenses	271,664	(12,013)	(3,173)	256,478
Depreciation and amortization	147,869	(7,166)	(1,705)	138,998
General and administrative	30,888	(1,159)	(274)	29,455
Acquisition related costs	2,972	—	—	2,972
Total expenses	453,393	(20,338)	(5,152)	427,903

Operating income	191,332	(15,280)	(4,150)	171,902

Interest and other income	2,137	—	—	2,137
Interest expense	(137,506)	3,790	—	(133,716)
Loss on asset impairment	(21,491)	—	—	(21,491)
Loss on early extinguishment of debt	(1,044)	—	—	(1,044)
Equity in earnings of equity investments	6,643	—	—	6,643
Gain on issuance of shares by equity investee	34,808	—	—	34,808
Gain on sale of properties	34,336	—	—	34,336
Income from continuing operations before income tax expense	109,215	(11,490)	(4,150)	93,575
Income tax expense	(329)	—	—	(329)
Income from continuing operations	$108,886	$(11,490)	$(4,150)	$93,246

Weighted average common shares outstanding — basic	62,198			62,198

Weighted average common shares outstanding — diluted	69,496			69,496

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$1.14			$0.89

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2009

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Completed Sales to SNH (E)	Pending Sales to SNH (F)	Pro Forma
REVENUES:
Rental income	$849,722	$(49,031)	$(12,479)	$788,212

EXPENSES:
Operating expenses	356,001	(15,361)	(4,350)	336,290
Depreciation and amortization	195,681	(9,756)	(2,184)	183,741
General and administrative	39,427	(1,533)	(364)	37,530
Acquisition related costs	4,298	—	—	4,298
Total expenses	595,407	(26,650)	(6,898)	561,859

Operating income	254,315	(22,381)	(5,581)	226,353

Interest income	1,194	—	—	1,194
Interest expense	(173,458)	6,603	—	(166,855)
Loss on asset impairment	(31,882)	—	—	(31,882)
Gain on early extinguishment of debt	20,686	—	—	20,686
Equity in earnings of equity investments	6,546	—	—	6,546
Income from continuing operations before income tax expense	77,401	(15,778)	(5,581)	56,042
Income tax expense	(735)	—	—	(735)
Income from continuing operations	$76,666	$(15,778)	$(5,581)	$55,307

Weighted average common shares outstanding — basic	56,055			56,055

Weighted average common shares outstanding — diluted	63,353			63,353

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.46			$0.08

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2008

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Completed Sales to SNH (G)	Pending Sales to SNH (H)	Pro Forma
REVENUES:
Rental income	$835,855	$(47,590)	$(11,918)	$776,347

EXPENSES:
Operating expenses	347,968	(15,314)	(4,102)	328,552
Depreciation and amortization	185,693	(9,949)	(2,124)	173,620
General and administrative	36,828	(1,522)	(354)	34,952
Total expenses	570,489	(26,785)	(6,580)	537,124

Operating income	265,366	(20,805)	(5,338)	239,223

Interest income	1,442	—	—	1,442
Interest expense	(180,193)	6,726	—	(173,467)
Loss on asset impairment	(2,283)	—	—	(2,283)
Income from continuing operations before income tax expense	84,332	(14,079)	(5,338)	64,915
Income tax expense	(773)	—	—	(773)
Income from continuing operations	$83,559	$(14,079)	$(5,338)	$64,142

Weighted average common shares outstanding — basic	56,617			56,617

Weighted average common shares outstanding — diluted	63,915			63,915

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.58			$0.24

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2007

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Completed Sales to SNH (I)	Pending Sales to SNH (J)	Pro Forma
REVENUES:
Rental income	$783,671	$(46,363)	$(11,478)	$725,830

EXPENSES:
Operating expenses	315,143	(14,834)	(3,732)	296,577
Depreciation and amortization	170,392	(9,081)	(1,907)	159,404
General and administrative	33,727	(1,483)	(350)	31,894
Total expenses	519,262	(25,398)	(5,989)	487,875

Operating income	264,409	(20,965)	(5,489)	237,955

Interest income	2,293	—	—	2,293
Interest expense	(170,970)	6,808	—	(164,162)
Loss on early extinguishment of debt	(711)	—	—	(711)
Income from continuing operations before income tax expense	95,021	(14,157)	(5,489)	75,375
Income tax expense	(395)	—	—	(395)
Income from continuing operations	$94,626	$(14,157)	$(5,489)	$74,980

Weighted average common shares outstanding — basic	53,590			53,590

Weighted average common shares outstanding — diluted	60,888			60,888

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.56			$0.19

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)      Represents the effect of our completed sales to SNH pursuant to agreements dated November 12, 2010, of properties which are majority leased to medical related tenants, or MOBs.  As of the date of this report, we have sold 21 of these 27 MOBs for sales prices aggregating approximately $374,130, excluding closing costs.  Net proceeds and gains on the sale of these properties are approximately $373,495 and $135,500, respectively.  Details of acquired real estate leases, net, and other assets, net, are as follows:

Acquired real estate leases, net:
Origination costs	$689
Above market leases	157
$846
Other assets, net:
Straight line rent receivable	$6,144
Deferred leasing costs, net	4,576
$10,720

(B)        Represents the effect of our pending sales to SNH of the six MOBs that have not been sold as of the date of this report pursuant to agreements dated November 12, 2010, of properties which are majority leased as MOBs.  Net proceeds and gains on the sale of these properties are estimated to be $95,870 and $37,000, respectively.  Details of acquired real estate leases, net, and other assets, net, are as follows:

Acquired real estate leases, net:
Origination costs	$318
Above market leases	716
$1,034
Other assets, net:
Straight line rent receivable	$4,278
Deferred leasing costs, net	1,346
$5,624

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2010

(C)        Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the nine months ended September 30, 2010, of the historical operations of our completed sales to SNH, pursuant to agreements dated November 12, 2010, of the 21 MOBs as described in Note A, as if these sales occurred on January 1, 2010.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the nine months ended September 30, 2010, of the 21 MOBs sold to SNH as described in Note A, as if these sales occurred on January 1, 2010.

General and administrative expenses:  Represents the effect on general and administrative expenses for the nine months ended September 30, 2010, of the business management fees payable to Reit Management & Research, LLC, or RMR, as if the sales of the 21 MOBs as described in Note A occurred on January 1, 2010.

Interest expense:  Represents the effect on interest expense for the nine months ended September 30, 2010, of mortgage debt associated with three of the 21 MOBs sold to SNH, as if these sales occurred on January 1, 2010.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — Continued

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2010 — Continued

(D)       Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the nine months ended September 30, 2010, of the historical operations of our pending sales to SNH, pursuant to agreements dated November 12, 2010, of the six MOBs as described in Note B, as if these sales occurred on January 1, 2010.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the nine months ended September 30, 2010, of the six MOBs expected to be sold to SNH as described in Note B, as if these sales occurred on January 1, 2010.

General and administrative expenses:  Represents the effect on general and administrative expenses for the nine months ended September 30, 2010, of the business management fees payable to RMR as if the pending sales of the six MOBs as described in Note B occurred on January 1, 2010.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2009

(E)         Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2009, of the historical operations of our completed sales to SNH, pursuant to agreements dated November 12, 2010, of the 21 MOBs as described in Note A, as if these sales occurred on January 1, 2009.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2009, of the 21 MOBs sold to SNH as described in Note A, as if these sales occurred on January 1, 2009.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2009, of the business management fees payable to RMR as if the sales of the 21 MOBs as described in Note A occurred on January 1, 2009.

Interest expense:  Represents the effect on interest expense for the year ended December 31, 2009, of mortgage debt associated with three of the 21 MOBs sold to SNH, as if these sales occurred on January 1, 2009.

(F)         Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2009, of the historical operations of our pending sales to SNH, pursuant to agreements dated November 12, 2010, of the six MOBs as described in Note B, as if these sales occurred on January 1, 2009.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2009, of the six MOBs expected to be sold to SNH as described in Note B, as if these sales occurred on January 1, 2009.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2009, of the business management fees payable to RMR as if the pending sales of the six MOBs as described in Note B occurred on January 1, 2009.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — Continued

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2008

(G)        Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2008, of the historical operations of our completed sales to SNH, pursuant to agreements dated November 12, 2010, of the 21 MOBs as described in Note A, as if these sales occurred on January 1, 2008.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2008, of the 21 MOBs sold to SNH as described in Note A, as if these sales occurred on January 1, 2008.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2008, of the business management fees payable to RMR as if the sales of the 21 MOBs as described in Note A occurred on January 1, 2008.

Interest expense:  Represents the effect on interest expense for the year ended December 31, 2008, of mortgage debt associated with three of the 21 MOBs sold to SNH, as if these sales occurred on January 1, 2008.

(H)       Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2008, of the historical operations of our pending sales to SNH, pursuant to agreements dated November 12, 2010, of the six MOBs as described in Note B, as if these sales occurred on January 1, 2008.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2008, of the six MOBs expected to be sold to SNH as described in Note B, as if these sales occurred on January 1, 2008.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2008, of the business management fees payable to RMR as if the pending sales of the six MOBs as described in Note B occurred on January 1, 2008.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2007

(I)            Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2007, of the historical operations of our completed sales to SNH, pursuant to agreements dated November 12, 2010, of the 21 MOBs as described in Note A, as if these sales occurred on January 1, 2007.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2007, of the 21 MOBs sold to SNH as described in Note A, as if these sales occurred on January 1, 2007.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2007, of the business management fees payable to RMR as if the sales of the 21 MOBs as described in Note A occurred on January 1, 2007.

Interest expense:  Represents the effect on interest expense for the year ended December 31, 2007, of mortgage debt associated with three of the 21 MOBs sold to SNH, as if these sales occurred on January 1, 2007.

(J)           Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2007, of the historical operations of our pending sales to SNH, pursuant to agreements dated November 12, 2010, of the six MOBs as described in Note B, as if these sales occurred on January 1, 2007.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2007, of the six MOBs expected to be sold to SNH as described in Note B, as if these sales occurred on January 1, 2007.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2007, of the business management fees payable to RMR as if the pending sales of the six MOBs as described in Note B occurred on January 1, 2007.